UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2007

Panera Bread Company
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6710 Clayton Road, Richmond Heights, MO	63117
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (314) 633-7100
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
          Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s press release dated June 21, 2007, announcing that it has purchased 32 franchise bakery-cafes and the area development rights for certain markets in Illinois and Minnesota.
          The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
          The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Exhibit
99.1	Press Release, dated June 21, 2007 (furnished pursuant to Item 7.01)

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

	By:	/s/ Jeffrey W. Kip

Name: Jeffrey W. Kip
Title: Senior Vice President, Chief
Financial Officer

Date: June 21, 2007

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release, dated June 21, 2007 (furnished pursuant to Item 7.01)